Inventories	12 Months Ended
Jun. 30, 2024
Inventories
Inventories

17.    Inventories

Mytheresa Group’s inventories consist mainly of finished goods merchandise acquired from fashion designers. Mytheresa Group records inventories at the lower of cost or net realizable value. Cost of inventory amounted to €449,590 thousand in fiscal 2024 (2023: €383,115 thousand, 2022: €328,749 thousand). Inventory write-downs classified as cost of sales during fiscal 2024 were €6,658 thousand (2023: €2,913 thousand, 2022: €6,009 thousand). No reversals on write-downs are recorded in fiscal 2024 and 2023. Inventory is written down when its net realizable value is below its carrying amount. Mytheresa Group estimates net realizable value as the amount at which inventories are expected to be sold, taking into consideration fluctuations in selling prices due to seasonality, less estimated costs necessary to complete the sale.